EXHIBIT 99.5

STAR and IRT Proposed Merger Employee FAQ – July 26, 2021
1.What was announced today?
•We announced that our company, Steadfast Apartment REIT, Inc. (referred to herein as “STAR”, “we” or the “Company”,) has entered into a merger agreement with Independence Realty Trust, Inc. (NYSE: IRT)
that would create a combined company with a market capitalization of approximately $7 billion.
•STAR will merge into IRT with IRT surviving as the continuing public company.
•We believe the transaction will create a leading publicly traded multifamily REIT, with a combined portfolio of approximately 38,000 moderate income, non-gateway-market apartment homes in 131 communities across 16 states.

2.When do you expect the transactions to close? What approvals are needed?
•We expect the transactions to close in the fourth quarter of 2021, subject to certain closing conditions, including the approval of the respective mergers by STAR and IRT stockholders

3.Why is this happening?
•We believe the strategic merger of two multifamily REIT platforms with highly complementary portfolios will provide enhanced capabilities to deliver superior value for residents, stockholders and employees.
•We believe the combined portfolio will maintain its multifamily focus with an emphasis on value-add Class
B apartments that continue to demonstrate strong resident demand throughout all points of economic and real estate cycles.
•We believe the combination of IRT and STAR will create a stronger and more competitive operating platform through the integration of best practices from both companies. The enhancements and synergies are expected to generate significant cost savings for the combined company.
•We believe the combined company will be well positioned to increase cash flow at the property level due to economies of scale, including enhanced pricing with strategic partners and vendors.
•The combined company also expects to have more cost-effective access to capital and benefit from a larger market capitalization which will increase trading liquidity.

4.Will the current board of directors (the “Board”) and management team remain in place after the transaction closes?
•We expect that upon completion of the merger, five current STAR Board members will join IRT’s board of directors, with five current members of IRT’s board of directors. Ella Neyland will join the combined company as Chief Operating Officer. We expect that many members of STAR’s executive and senior management team will join the combined company.
•Rod Emery will cease his involvement with STAR and will continue as the Chairman of Steadfast
Companies.

5.What does this mean for your job? Will there be layoffs as a result of the merger?
•The combined company is committed to retaining a strong, highly qualified team that has the requisite skills, knowledge and experience to help advance its long-term strategic growth and performance.
•The talent base that exists within STAR was a significant value driver for IRT and retention and employee satisfaction are very important to IRT.
•The plan is that STAR’s onsite property management employees will be a part of the combined company.

•Until the transaction closes, it is business as usual and you should continue to remain focused on your day-to-day responsibilities.
•We cannot guarantee what changes will occur as a normal course of business, but, as always, we are committed to keeping you updated on important developments.
•Individual conversations will be scheduled in the coming weeks with team members to discuss specific roles and positions during this process and beyond.

6.Will there be any changes to employee compensation, bonuses, benefits and plans?
•Between now and the closing of the merger, we do not anticipate changes to employee benefits and pay structure other than changes that may occur in the normal course of business. All payroll, commissions, expense reports and other employee-related payments will be made without interruption.
•To encourage continuity, stay bonuses will be offered to all STAR employees in the amount of 1 week pay per month worked through the closing of the merger, with a minimum of 8 months and a maximum of 12 months.
•Certain STAR employees selected jointly by STAR and IRT after signing may be eligible for an additional stay bonus for working with IRT during a specified transition. Employees need to stay through the requested stay period to receive the bonus.
•Following the completion of the merger, any changes to your pay or benefits will be communicated directly to you as soon as possible.

7.If my position is eliminated will I receive a severance?
•Subject to execution of a general release, corporate employees without employment agreements that are terminated at the time the merger closes will be eligible for severance of 2 weeks per year worked with a minimum 4 weeks.
•Subject to execution of a general release, corporate employees that are offered and accept a position with the combined company and are subsequently terminated without cause during the 12 month period following closing will be eligible for the same severance described immediately above.
•These severance benefits would be in addition to any stay bonus that you earn.

8.Will I have to relocate?
•We will be undertaking a comprehensive review of all of our business practices over the coming weeks and months, but it is too soon to know which positions may necessitate relocation. Please be assured that we will work quickly to evaluate and assess all changes that the integration of these two companies will bring. We will work with employees that are relocating with the goal to have any relocation complete by summer 2023.

9.What is the culture like at IRT?
•STAR and IRT are both values-based organizations who share a passion for embracing opportunities and delivering exceptional experiences to both residents and associates. Importantly, this is another reason why we believe the two companies will fit well together.

10.How will this benefit STAR employees?
•As part of a larger, diversified organization with the necessary scale and resources to be a leader in today’s rapidly evolving REIT space, we expect there will be significant benefits for employees over the long-term, including access to even greater resources and additional growth opportunities.
•Both organizations continue to invest in supporting growth and development initiatives for associates. We expect our combined associate base to benefit from this merger by having access to more development opportunities through formal learning and development programs.

11.Can I talk to people at IRT?
•Due to regulatory requirements, employees/colleagues of each company should not interact or visit offices or properties of the other company unless directed to do so by a member of the integration team.

12.What happens next?
•In the coming weeks, we will file a preliminary proxy statement with the Securities and Exchange
Commission (“SEC”). This document will contain detailed information about the transaction and will be available to the public.
•Once any SEC review is completed, a “definitive proxy statement” will be filed with the SEC and mailed to stockholders of both companies.
•Following the mailing, STAR and IRT will hold separate meetings to allow each company’s stockholders to vote on the transaction.
•If a majority of the shares outstanding of each company vote for the merger and adopt the merger agreement, once all other closing conditions are met, the transaction can be closed.

13.Can we talk about this outside the company?
•A press release announcing the transaction went out around 4:00 pm EDT on July 26, 2021. You are free to talk about the transaction, however you need to limit your comments to publicly available information and written information that we have provided to you.
•Except for those individuals who have been designated as spokespersons, no one should have any contact whatsoever with the media. Press inquiries should be forwarded to Jennifer Franklin, Spotlight Marketing
Communications, at jennifer@spotlightmarcom.com or 949.427.1485.
•STAR investor questions should be forwarded to InvestorRelations@SteadfastREIT.com.

14.Can I buy stock in IRT while the merger is pending?
•Now that the proposed mergers are publicly filed, you may buy and sell IRT stock as you choose. IRT’s common stock trades on the NYSE under the ticker symbol “IRT”. Please note, if you are aware of any material non-public information about STAR or IRT, you should not trade in either company’s stock. If you are in doubt about trading in STAR’s or IRT’s stock, please contact the STAR legal department.
•After completion of the merger, all employees/colleagues of the new company will be subject to the governance policies, including trading policies, that will be established and communicated to you by the integration team for the combined company.

15.What should employees do if they have additional questions?
•Employees should reach out to their manager with any additional questions.

16.I am a STAR stockholder, can I request that the Company repurchase my shares while the merger is pending?
•In light of the proposed merger, STAR’s Board determined that it would suspend the share repurchase program effective July 31, 2021. The current terms of the share repurchase program limit repurchase to qualified death and disability requests.

17.I am a STAR stockholder, who should I reach out to with questions?
•Please send questions you have to the Investor Relations team at InvestorRelations@SteadfastREIT.com.

Cautionary Statement Regarding Forward-Looking Statements
This information may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial results of the Company or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to certain actions to be taken by the Company in connection with the closing of the mergers described herein (the “Mergers”). All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: IRT’s and the Company’s ability to complete the Mergers on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and lender consents and satisfaction of other closing conditions to consummate the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of the Company and IRT management from ongoing business operations; failure to realize the expected benefits of the Mergers; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Mergers, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the Mergers; effects relating to the announcement of the Mergers or any further announcements or the consummation of the Mergers on the market price of the IRT common stock; the possibility that, if the combined company does not achieve the perceived benefits of the Mergers as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; the value of the Company could decline; general adverse economic and local real estate conditions; the inability of residents to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT's ability to pay dividends; changes in the distribution policy for the Company or the Company’s ability to pay distributions; impairment charges; unanticipated changes in IRT's intention or ability to prepay certain debt prior to maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting IRT and the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in IRT’s and the Company’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which IRT and the Company are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by IRT or the Company on their respective websites or otherwise. Neither IRT nor the Company undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information and Where to Find It
This communication relates to a proposed merger transaction pursuant to the terms of the Merger Agreement. In connection with the proposed merger transaction, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT common stock to be issued in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of the Company and the stockholders of IRT. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document the Company and/or IRT may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND IRT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.steadfastliving.com or by contacting the Company’s Investor Relations Department by phone at +1-888-223-9951. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979.
Participants in Solicitation
The Company, IRT, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.